Exhibit 4.1
                                                                ___________


Certificate Number                  STAAR                          Shares


   COMMON STOCK                                               COMMON STOCK

INCORPORATED UNDER THE LAWS                                 CUSIP 852321 30 5
OF THE STATE OF DELAWARE


                             STAAR SURGICAL COMPANY

                                                               SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS





      THIS CERTIFIES THAT







      IS THE OWNER OF


         FULLY PAID AND NONASSESSABLE SHARES, OF THE PAR VALUE OF ONE CENT($.01) EACH, OF THE COMMON STOCK OF

         STAAR SURGICAL COMPANY, transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate, properly endorsed.
              This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
              Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
              Dated:


STAAR SURGICAL COMPANY          _______________________      ___________________
        SEAL                              PRESIDENT AND                SECRETARY
                                CHIEF EXECUTIVE OFFICER


Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
                (NEW YORK)

By                                 Transfer Agent
                                    and Registrar

                               Authorized Officer

                             STAAR SURGICAL COMPANY

The Corporation will furnish, without charge to each stockholder upon request a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common                           UNIF GIFT MIN ACT - _____________ Custodian _______________
                                                                                  (Cust)                    (Minor)
TEN ENT   - as tenants by the entireties                                          under Uniform Gifts to Minors
                                                                                       Act ____________________
JT TEN    - as joint tenants with right of survivorship                                           (State)
            and not as tenants in common
                                                           UNIF TRF MIN ACT - _____________ Custodian (until age _____)
                                                                                  (Cust)
                                                                              ________________ under Uniform Transfers
                                                                                   (Minor)
                                                                                   to Minors Act __________________
                                                                                                        (State)

    Additional abbreviations may also be used though not in the above list.

 For Value Received, ___________________, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
 _____________________________________
|                                     |
|_____________________________________|


_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.


Dated: _____________________     _______________________________________________
                                 NOTICE:  THE SIGNATURE TO THIS  ASSIGNMENT MUST
                                 CORRESPOND  WITH THE NAME AS  WRITTEN  UPON THE
                                 FACE OF THE CERTIFICATE,  IN EVERY  PARTICULAR,
                                 WITHOUT  ALTERATION  OR  ENLARGEMENT,   OR  ANY
                                 CHANGE WHATEVER.

                                 SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, MIDWEST STOCK EXCHANGE.

                                 _______________________________________________